UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2022

ESCO TECHNOLOGIES INC.

 (Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Securities registered pursuant to section 12(b) of the Act:

Name of each exchange
Title of each class	Trading Symbol(s)	on which registered
Common Stock, par value $0.01 per share	ESE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

Today, August 8, 2022, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal 2022 third quarter financial and operating results. See Item 7.01, Regulation FD Disclosure, below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Changes in Compensation for Non-Employee Directors

On August 4, 2022 the Company’s Board of Directors approved certain changes in the compensation program for non-employee directors which had been proposed by the Human Resources and Compensation Committee based on the Committee’s review of prevailing practices regarding director compensation. The changes were made pursuant to and consistent with the Company’s Sub-Plan for Compensation of Non-Employee Directors.

Beginning with calendar year 2023, the timing and amount of the non-management directors’ annual compensation will be changed as follows:

•	The award and payment dates of the annual Retainer Fee and the additional cash fees payable for service as Committee Chairs and as Lead Director will be moved from early January to the first NYSE trading day after conclusion of the Company’s Annual Meeting of Shareholders; and

•	The additional annual cash fees payable for service as Committee Chairs will be increased as follows:

Audit and Finance Committee Chair	$12,500 (previously $7,000)
Human Resources and Compensation Committee Chair	$10,000 (previously $5,000)
Nominating and Corporate Governance Committee Chair	$8,000 (previously $5,000)

The additional annual cash fee for the Lead Director was not changed.

Item 7.01	Regulation FD Disclosure

Today, August 8, 2022, the Registrant is issuing a press release (Exhibit 99.1) announcing its fiscal 2022 third quarter financial and operating results. The Registrant will conduct a related Webcast conference call today at 4:00 p.m. Central Time. The press release will be posted on the Registrant’s web site located at http://www.escotechnologies.com and can be viewed through the “Investor News” page of the web site under the “Investor Center” tab, although the Registrant reserves the right to discontinue that availability at any time.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 8, 2022
104	Cover Page Inline Interactive Data File

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and the press release only as inactive textual references, and the Registrant does not intend them to be active links to its web site. Information contained on the Registrant’s web site does not constitute part of this Form 8-K or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2022

ESCO TECHNOLOGIES INC.

By:	/s/Christopher L. Tucker
Christopher L. Tucker
Senior Vice President and Chief Financial Officer